UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

August 15, 2014

____________________________

Ironclad Performance Wear Corporation

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

0-51365 (Commission File Number)		98-0434104 (IRS Employer Identification No.)
1920 Hutton Court, Suite 300 Farmers Branch, TX 75234 (Address of Principal Executive Offices and zip code)

(972) 996-5664

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The undersigned registrant hereby amends Items 4.01 and 9.01 of the registrant’s Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission (the “SEC”) on August 21, 2014 (the “Original Form 8-K”), for the sole purpose of addressing certain SEC comments related thereto. Exhibit 16.1 filed herewith supersedes in its entirety Exhibit 16.1 previously filed with the Original Form 8-K. This Current Report on Form 8-K speaks as of the original filing date of the Original Form 8-K and does not reflect events that may have occurred after the original filing date.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Ironclad Performance Wear Corporation (the “Company”) was recently advised by EFP Rotenberg, LLP (“EFP Rotenberg”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2013, of its intention to cease representation as the Company’s independent registered public accounting firm. EFP Rotenberg’s resignation became effective on August 15, 2014 following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014. The Audit Committee (the “Committee”) of the Board of Directors of the Company conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The Committee invited several public accounting firms to participate in this process. As a result of this process, the Committee approved the appointment of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, subject to completion of its standard client acceptance procedures. The Company intends to file a separate Current Report on Form 8-K upon the completion of such procedures.

The reports of EFP Rotenberg on the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2013 and 2012, and in the subsequent interim period through August 15, 2014, there were no disagreements with EFP Rotenberg on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of EFP Rotenberg, would have caused EFP Rotenberg to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2013 and 2012, or in the subsequent period through August 15, 2014.

The Company has provided a copy of the foregoing disclosures to EFP Rotenberg and requested that EFP Rotenberg furnish it with a letter addressed to the Securities and Exchange Commission stating whether EFP Rotenberg agrees with the above statements. A copy of EFP Rotenberg’s letter, dated August 29, 2014, is filed as Exhibit 16.1 to this Form 8-K.

(b) During the two most recent fiscal years and in the subsequent interim period through August 15, 2014, the Company has not consulted with BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
The following exhibit is filed herewith:

Exhibit Number	Description of Exhibit
16.1	Letter from EFP Rotenberg, LLP to the Securities and Exchange Commission dated August 29, 2014

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date:	August 29, 2014	By:	/s/ William Aisenberg
William Aisenberg
Executive Vice President & Chief Financial Officer

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